UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2015

MarineMax, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida	33759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-531-1700

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 20, 2015, MarineMax, Inc., a Delaware corporation (the “Company”), merged with and into its wholly-owned Florida subsidiary, MarineMax Reincorporation, Inc. (“MarineMax Florida”), pursuant to the Agreement and Plan of Merger, dated February 25, 2015 (the “Merger Agreement”) between the parties (the entrance into the Merger Agreement was previously announced in the Current Report on Form 8-K filed with the Commission on February 26, 2015). Beginning at the effective date of the merger, the name of MarineMax Florida is now “MarineMax, Inc.” MarineMax Florida is deemed to be the successor issuer of the Company under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Merger Agreement and Plan of Merger of MarineMax Florida and the Company was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K that filed with the Commission on February 26, 2015.

The reincorporation of the Company resulted in a change in the state of incorporation from Delaware to Florida but did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Company. In addition, the Company’s common stock will continue to trade on the New York Stock Exchange under the symbol “HZO.” Shareholders are not required to exchange Company shares in connection with the reincorporation because shares in MarineMax Florida are deemed to represent an equal number of shares in the Company.

As of March 20, 2015, the effective date of the reincorporation, the rights of the Company’s shareholders began to be governed by the Florida Business Corporation Act, the Articles of Incorporation of MarineMax, Inc. attached as Exhibit 3.1 and the Bylaws of MarineMax, Inc. attached as Exhibit 3.2. The form of common stock certificate of MarineMax Florida is attached as Exhibit 4.1.

Additional information about the reincorporation and a comparison of the rights of shareholders of the Company and MarineMax Florida can be found in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders (the “Proxy Statement”), filed with the Commission on January 12, 2015 and the amendment to the Proxy Statement filed with the Commission on February 13, 2015.

Item 3.03	Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Articles of Incorporation of MarineMax, Inc., a Florida corporation

3.2	Bylaws of MarineMax, Inc., a Florida corporation

4.1	Form of Common Stock Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.

March 20, 2015	By:	/s/ Michael H. McLamb

		Name:	Michael H. McLamb
		Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Incorporation of MarineMax, Inc., a Florida corporation

3.2	Bylaws of MarineMax, Inc., a Florida corporation

4.1	Form of Common Stock Certificate